                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 24, 1998
  -----------------------------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                           INTERNATIONAL PAPER COMPANY
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                       (Exact name of Registrant as specified in its charter)


         NEW YORK                  1-3157                    13-0872805
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       (State of                 (Commission                 (I.R.S Employer
      Incorporation)                File)              Identification Number)


                   Two Manhattanville Road, Purchase, NY 10577
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                    (Address of Principal executive offices)


                                  914-397-1500
                       ----------------------------------
                                 (Telephone No.)


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ITEM 5.  OTHER EVENTS.

         On September 1, 1998, International Paper Company (the "Company"), International Paper Capital Trust III ("Trust III") and International Paper Capital Trust IV ("Trust IV") filed a registration statement (File No. 333-62661) on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), of up to an aggregate of $1,100,000,000 of securities of the Company, Trust III and Trust IV (the "Registration Statement"). Pursuant to Rule 429 under the Act, the prospectus in the Registration Statement also relates to $2,000,000,000 of securities previously registered under the Company's registration statement on Form S-3 (File No. 33-52945) and $400,000,000 of securities previously registered under the Company's registration statement on Form S-3 (File No. 33-48167). The amount of securities eligible to be sold under the prior registration statements carried forward to the Registration Statement is $975,575,000. On September 10, 1998, the Commission declared the Registration Statement effective (the Registration Statement and the definitive prospectus contained therein are collectively referred to as the "Prospectus").

         The Company and Trust III filed on September 11, 1998 a preliminary supplement to the Prospectus, relating to the issuance and sale of up to $300,000,000 of capital securities of Trust III. The Company and Trust III filed with the Commission on September 21, 1998, a final prospectus supplement to the Prospectus, relating to the issuance and sale of $805,000,000 (after the underwriters' over-allotment option was exercised in full) of 7 7/8% Capital Securities of Trust III (the "Trust III Capital Securities Supplement"). In connection with the filing with the Commission of the Trust III Capital Securities Supplement, the Company and Trust III are filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements, Pro Forma Financial Information and Exhibits."


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         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

(c)  Exhibits.

         The following exhibits are filed with this report on Form 8-K:

         Exhibit           Description
         -------           -----------
         1.4               Underwriting Agreement by and among the Company,
                           Trust III and the underwriters named therein, dated
                           September 17, 1998, with respect to the issuance and
                           sale of $805,000,000 (after the underwriters'
                           over-allotment option was exercised) of 7 7/8%
                           Capital Securities of Trust III.

         4.5               Indenture for Subordinated Debt Securities (the
                           "Indenture"), dated as of September 15, 1998, between the Company and The Bank of New York, as indenture trustee.

         4.11              Amended and Restated Declaration of Trust of Trust
                           III, dated as of September 24, 1998, by and among the Company, The Bank of New York, as property trustee,
                           The Bank of New York (Delaware), as Delaware trustee, and the regular trustees named therein..

         4.12 Capital Securities Guarantee Agreement for Trust III, dated as of September 24, 1998, between the Company and The Bank of New York, as guarantee trustee.

         4.15 First Supplemental Indenture to the Indenture, dated as of September 24, 1998, between the Company and The
                           Bank of New York, as indenture trustee.

         5.1               Opinion of James W. Guedry, Esq., Associate General
                           Counsel of the Company.

         5.2 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to Trust III.

         8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to the Company and to Trust III.

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

         Exhibit           Description
         -------           -----------

         23.1              Consent of James W. Guedry, Esq., Associate General
                           Counsel of the Company (included in Exhibit 5.1).

         23.2 Consent of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to Trust III (included in Exhibit
                           5.2).

         23.3 Consent of Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to the Company and Trust III
                           (included in Exhibit 8.1).







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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   INTERNATIONAL PAPER COMPANY
                                   (Registrant)


Dated:  September 24, 1998          /s/ James W. Guedry
          Purchase, NY              ----------------------------
                                    James W. Guedry
                                    Secretary and Vice President